Long-Term Debt	12 Months Ended
Dec. 31, 2012
Long-Term Debt

10. Long-Term Debt

In September 2006, we entered into a Loan and Security Agreement (the “Loan Agreement”) with Hercules Technology Growth Capital (“Hercules”) and Comerica Bank (“Comerica”). Under the terms of the Loan Agreement, we were initially entitled to draw up to $15.0 million. In March 2007, we met a scientific development milestone that qualified as a credit enhancement event under the Loan Agreement with Hercules and Comerica (the “Credit Enhancement Event”). As a result, our available credit under the Loan Agreement was increased by $5.0 million to $20.0 million, the interest-only period was extended to April 2008 and the loan term was extended to March 2011. In 2007, we had drawn down all of the available funds under the Loan Agreement.

In connection with the Loan Agreement, we were required to pay $215,000 in facility and other fees. These fees were capitalized and were amortized to interest expense over the term of the loan. Additionally, we were required to pay an exit fee equal to 2% of the aggregate principal amount of each advance. This obligation was amortized to interest expense over the term of the loan. Total amortization expense was $38,000, $3,000 and $0 for the years ended December 31, 2010, 2011 and 2012, respectively.

Also in connection with the Loan Agreement and the Credit Enhancement Event, we issued Hercules and Comerica warrants to purchase an aggregate of 76,335 shares of Series B convertible preferred stock at an exercise price of $13.10 per share. These warrants were valued using the Black-Scholes option-pricing model with the following assumptions: exercise price and fair value of $13.10 per share, expected volatility of 71%, risk-free interest rate of 4.5% to 4.64%, dividend yield of zero and contractual life of 10 years. This resulted in an estimated fair value of $794,000, which was recorded as a debt discount to the credit facility. The discount was amortized to interest expense over the repayment period. Interest expense related to the warrant was $76,000, $4,000 and $0 for the years ended December 31, 2010, 2011 and 2012, respectively.

Under the terms of the Loan Agreement, we were required to maintain a money market or investment account with Comerica, or one of its affiliates, with a minimum balance of $6.0 million. In April 2011, we repaid all of our obligations under the Loan Agreement in full, along with the exit fee obligation. This repayment terminated the $6.0 million minimum balance requirement with Comerica and released the security interest in our personal property.